Exhibit 99.1 Analyst Day TM Electrify Our World June 2021Exhibit 99.1 Analyst Day TM Electrify Our World June 2021

Disclaimer FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Navitas Semiconductor Limited (“Navitas” or the “Company”) and Live Oak Acquisition Corp. II (“LOKB”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Navitas and LOKB. These forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of Navitas’ business will not be realized, or will not be realized within the expected time period, due to, among other things: Navitas’ goals and strategies, future business development, financial condition and results of operations; Navitas’ customer relationships and ability to retain and expand these customer relationships; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; the level of demand in Navitas’ customers’ end markets; Navitas’ ability to attract, train and retain key qualified personnel; changes in trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy; the ability of Navitas to maintain compliance with certain U.S. Government contracting requirements; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Navitas and LOKB and related transactions (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of LOKB is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Navitas; risks related to the rollout of Navitas’ business and the timing of expected business milestones; the effects of competition on Navitas’ business; the amount of redemption requests made by LOKB’s public stockholders; the ability of LOKB or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in LOKB’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2020 and LOKB’s Registration Statement on Form S-4 filed with the SEC on June 8, 2021 (the “Registration Statement”) under the heading “Risk Factors” and other documents of LOKB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither LOKB nor Navitas presently know or that LOKB and Navitas currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LOKB’s and Navitas’ expectations, plans or forecasts of future events and views as of the date of this Presentation. LOKB and Navitas anticipate that subsequent events and developments will cause LOKB’s and Navitas’ assessments to change. However, while LOKB and Navitas may elect to update these forward-looking statements at some point in the future, LOKB and Navitas specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing LOKB’s and Navitas’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Navitas, LOKB, nor any of their respective affiliates have any obligation to update this Presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Navitas. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither LOKB’s nor Navitas’ independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, LOKB has filed the Registration Statement with the SEC, which includes a proxy statement/prospectus of LOKB. LOKB also plans to file other documents and relevant materials with the SEC regarding the proposed transaction. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of LOKB. SECURITYHOLDERS OF LOKB AND NAVITAS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about LOKB and Navitas once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. PARTICIPANTS IN THE SOLICITATION LOKB and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of LOKB in connection with the Proposed Business Combination. Navitas and its officers and directors may also be deemed participants in such solicitation. Securityholders may obtain more detailed information regarding the names, affiliations and interests of certain of LOKB’s executive officers and directors in the solicitation by reading LOKB’s Annual Report on Form 10-K filed with the SEC on March 25, 2021 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of LOKB’s participants in the solicitation, which may, in some cases, be different than those of LOKB’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. © Navitas Semiconductor 2021 1Disclaimer FORWARD-LOOKING STATEMENTS This presentation (this “Presentation”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of management of Navitas Semiconductor Limited (“Navitas” or the “Company”) and Live Oak Acquisition Corp. II (“LOKB”) and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Navitas and LOKB. These forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of Navitas’ business will not be realized, or will not be realized within the expected time period, due to, among other things: Navitas’ goals and strategies, future business development, financial condition and results of operations; Navitas’ customer relationships and ability to retain and expand these customer relationships; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; the level of demand in Navitas’ customers’ end markets; Navitas’ ability to attract, train and retain key qualified personnel; changes in trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy; the ability of Navitas to maintain compliance with certain U.S. Government contracting requirements; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. Forward-looking statements are also subject to additional risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Navitas and LOKB and related transactions (the “Proposed Business Combination”), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of LOKB is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Navitas; risks related to the rollout of Navitas’ business and the timing of expected business milestones; the effects of competition on Navitas’ business; the amount of redemption requests made by LOKB’s public stockholders; the ability of LOKB or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed in LOKB’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 4, 2020 and LOKB’s Registration Statement on Form S-4 filed with the SEC on June 8, 2021 (the “Registration Statement”) under the heading “Risk Factors” and other documents of LOKB filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither LOKB nor Navitas presently know or that LOKB and Navitas currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect LOKB’s and Navitas’ expectations, plans or forecasts of future events and views as of the date of this Presentation. LOKB and Navitas anticipate that subsequent events and developments will cause LOKB’s and Navitas’ assessments to change. However, while LOKB and Navitas may elect to update these forward-looking statements at some point in the future, LOKB and Navitas specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing LOKB’s and Navitas’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Navitas, LOKB, nor any of their respective affiliates have any obligation to update this Presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Navitas. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such information will be achieved. Neither LOKB’s nor Navitas’ independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, LOKB has filed the Registration Statement with the SEC, which includes a proxy statement/prospectus of LOKB. LOKB also plans to file other documents and relevant materials with the SEC regarding the proposed transaction. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of LOKB. SECURITYHOLDERS OF LOKB AND NAVITAS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about LOKB and Navitas once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. PARTICIPANTS IN THE SOLICITATION LOKB and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of LOKB in connection with the Proposed Business Combination. Navitas and its officers and directors may also be deemed participants in such solicitation. Securityholders may obtain more detailed information regarding the names, affiliations and interests of certain of LOKB’s executive officers and directors in the solicitation by reading LOKB’s Annual Report on Form 10-K filed with the SEC on March 25, 2021 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of LOKB’s participants in the solicitation, which may, in some cases, be different than those of LOKB’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. © Navitas Semiconductor 2021 1

Disclaimer (Cont’d) FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus to be filed by LOKB with the SEC. Some of the financial information and data contained in this Presentation , such as EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). LOKB and Navitas believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Navitas’ financial condition and results of operations. LOKB and Navitas believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Navitas’ financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Navitas’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. INDUSTRY AND MARKET DATA This Presentation relies on and refers to information and statistics regarding the sectors in which Navitas competes and other industry data. This information and statistics were obtained from third party sources, including reports by market research firms. Although LOKB and Navitas believe these sources to be reliable, they have not independently verified the information and do not guarantee its accuracy and completeness. This information has been supplemented in certain cases with information from discussions with Navitas’ customers and internal estimates, taking into account publicly available information about other industry participants and Navitas’ management’s best view as to information that is not publicly available. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Navitas and LOKB. TRADEMARKS AND TRADE NAMES Navitas and LOKB own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Navitas or LOKB, or an endorsement or sponsorship by or of Navitas or LOKB. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Navitas or LOKB will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. © Navitas Semiconductor 2021 2Disclaimer (Cont’d) FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus to be filed by LOKB with the SEC. Some of the financial information and data contained in this Presentation , such as EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). LOKB and Navitas believe that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Navitas’ financial condition and results of operations. LOKB and Navitas believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Navitas’ financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Navitas’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. INDUSTRY AND MARKET DATA This Presentation relies on and refers to information and statistics regarding the sectors in which Navitas competes and other industry data. This information and statistics were obtained from third party sources, including reports by market research firms. Although LOKB and Navitas believe these sources to be reliable, they have not independently verified the information and do not guarantee its accuracy and completeness. This information has been supplemented in certain cases with information from discussions with Navitas’ customers and internal estimates, taking into account publicly available information about other industry participants and Navitas’ management’s best view as to information that is not publicly available. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Navitas and LOKB. TRADEMARKS AND TRADE NAMES Navitas and LOKB own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Navitas or LOKB, or an endorsement or sponsorship by or of Navitas or LOKB. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Navitas or LOKB will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. © Navitas Semiconductor 2021 2

Investment Highlights

Navitas

1. Next-generation power semiconductor platform, with up to **3x smaller**, **3x lighter**, **3x faster charging** and **40% energy savings**[(1)]

2. Differentiated GaN power integrated circuit (IC) platform, with **#1 market position, over 135 GaN chargers** in production[(2)], **over 20Mu in volume**[(3)], **zero field failures**[(4)] and **120+ patents** issued/pending

3. Positioned for market leadership in the **$13.1B+ GaN electrification opportunity**[(5)] in **mobile, consumer, enterprise, renewables / solar and EV / eMobility**

4. Opportunity to **impact CO_2 emissions by 2.6 gigatons by 2050**[(6)]

5. Proven leadership team with **300+ years of combined power semiconductor experience** and **track record of value creation**[(7)]

6. **Strong visibility on projected revenue over the next two years,** with **committed manufacturing capacity in excess of forecasts** and **$680M of identified pipeline opportunities** across **five diversified end markets**[(8)]

Navitas

© Navitas Semiconductor 2021

(1) Based on Navitas measurements of GaN-based chargers compared to Si-based chargers with the same output power.
(2) Refer to pages 14 and 15 for details.
(3) Based of Navitas cumulative production shipments through May 2021.
(4) Based on no customer-reported consumer failures for production shipments through May 2021.
(5) Refer to page 17 for details.
(6) Refer to page 21 for details.
(7) Based on cumulative experience of Navitas senior management team.
(8) Based on cumulative value of awarded and qualified opportunities from 2021-2026. See page 23.

3

GaN Expected To Replace Silicon In Power Applications Up To Up To 20x 3x 3x 20% 40% 3x Faster Smaller & Energy Higher Faster Lower Switching Lighter Savings Power Density Charging System Cost (1) Navitas GaN Is Empowering Efficiency In Industries Where Power Is Key Note: Statistical data is based on Navitas estimate of GaN-based power systems compared to Si-based systems in the 2024-2025 timeframe. Based on Navitas measurements of select GaN-based mobile wall chargers compared to Si-based chargers with similar output power. © Navitas Semiconductor 2021 4 (1) Relative to silicon, GaN has 10x stronger electrical fields and 2x greater electron mobility, enabling high voltages in fast chips and fast switching with high energy savings. GaN Expected To Replace Silicon In Power Applications Up To Up To 20x 3x 3x 20% 40% 3x Faster Smaller & Energy Higher Faster Lower Switching Lighter Savings Power Density Charging System Cost (1) Navitas GaN Is Empowering Efficiency In Industries Where Power Is Key Note: Statistical data is based on Navitas estimate of GaN-based power systems compared to Si-based systems in the 2024-2025 timeframe. Based on Navitas measurements of select GaN-based mobile wall chargers compared to Si-based chargers with similar output power. © Navitas Semiconductor 2021 4 (1) Relative to silicon, GaN has 10x stronger electrical fields and 2x greater electron mobility, enabling high voltages in fast chips and fast switching with high energy savings.

GaN Integration Is Key To Speed, Efficiency And Size

Navitas' proprietary integration unlocks GaN's potential

Navitas

Solution	Drive, Control & Protection	Power	Speed (Switching Frequency)	Passive & Mechanical Components	Energy Efficiency	Size & Weight Density
Navitas GaN Power ICs	 Compact, integrated solution Combines drive, control, protection and power		 2MHz	 Small / Light	92-95% (40% energy savings)	3x
Discrete GaN			 500kHz	 Medium Size / Weight	88-92% (20% energy savings)	2x
Silicon			 100kHz	 Large / Heavy	85-90%	1x

© Navitas Semiconductor 2021

Note: Based on Navitas estimate for typical 65W mobile wall charger.

5

The Keys to Fast Mobile Charging

Navitas

	Driver Drive, control & protection	Parasitics Limit speed & efficiency	Power FET Si or GaN	Speed Switching Frequency	Efficiency Energy Savings	Power Density Fast Charging with Smaller Size
Silicon Discrete	(incl. in Si controller)	L_G R_G		50 – 100 kHz	88 – 90%	 145 cc
GaN Discrete (dMode)	(incl. in Si controller)	L_G R_G	(cascode Si FET)	100 – 150 kHz	90 – 91%	 85 cc (40% shrink)
GaN Discrete (eMode)	 (complex discrete design)	L_G R_G		150 – 200 kHz	90 – 91%	
Navitas GaN IC (eMode)			 Control Drive Protect	200 kHz – 2 MHz	91 – 93%	 55 cc (65% shrink)

© Navitas Semiconductor 2021

Note: Based on Navitas lab evaluations of 65W chargers, and include full-load, worst case efficiency measurements.

6

GaN ICs Deliver High Reliability with Ease & Simplicity

Navitas

GaN ICs Integrate Drive, Control and Protection[(1)]

Discrete GaN



2x Discrete GaN
+28 components



Risky, Erratic, Lossy

GaN Power IC



1x GaN Power IC
+14 components

1/2 the Components
1/3 the Area



Reliable, Predictable, Efficient

GaN Power ICs: 100x Reliability[(2)]



(Predicted Failure Rate)
126 ppm
>100x
Improved
Reliability
0.1 ppm
GaN Discrete
GaN IC

© Navitas Semiconductor 2021

(1) Based on Navitas actual in-circuit measurements of Si and GaN under the same application conditions.

(2) Vgs failure distribution based on Navitas internal characterization of Discrete GaN Transistors compared to GaN power ICs.

7

Navitas Has Overcome Key Hurdles To Commercialization

Navitas

	Significant Barriers to Entry		Proprietary GaN IC
Manufacturability	**Poor Manufacturing / Yields** Material mismatch (GaN / Silicon)	Founding Team with 30+ Years of GaN Experience	**Stable >90% Yields(1)**
Reliability	**Poor Reliability** Defect densities		**Fully-Qualified, >1B Device Hours Tested, >20Mu Shipped(2), Zero Field Failures(3)**
Complexity	**Extra System Components** Difficult to drive, control and protect GaN FET		**Single Integrated IC Solution**
Cost	**High Manufacturing Costs 2x-3x Si** Limited GaN production capacity		**Low GaN Manufacturing Costs** Volume, Integration & Manufacturing Leadership

(1) Based on Navitas production data over prior 6 months for highest volume products based on wafer-level and final test yield results.
(2) Based on cumulative production shipments through May 2021.
(3) Based on no customer-reported consumer failures for production shipments through May 2021.

© Navitas Semiconductor 2021

8

Navitas Has Enabled A Mass Market Inflection Point

Navitas

Mobile served as a pioneer and other markets are expected to reap the benefits at lower cost points

Navitas GaN vs Silicon – $ Dollar Per Watt(1)


Navitas GaN $ / W
Si $ / W
$0.120
$0.080
$0.040
$0.000
2010
2015
2020
2025
2030

How Navitas Enables Lower Cost

Early Mover Advantage
High yields and low manufacturing cost(2)

New GaN Generations Every Year
Cost and performance improvements each generation

Increasing Levels of GaN Integration Every Year
Lower customer implementation costs

Faster GaN Performance Every Year
Smaller and lower cost external components every year

Navitas Is Positioned To Drive Mainstream Adoption

© Navitas Semiconductor 2021

(1) Navitas estimate comparing cost of GaN-based vs Si-based wall charger bill-of-materials cost (high-voltage power device, driver/controller, magnetics, PCB and case) for typical 65W mobile charger.
(2) Based on Navitas production release of 650V GaN power IC in Q3 '18.

9

Industry-Leading IP Position In GaN Power ICs

Navitas



120+ **Patents**

Issued / Pending

Applications across mobile, consumer, EV, enterprise and renewables

Mature and Comprehensive GaN Integrated Circuit Process Design Kit (PDK)

Device Development / Library

- 650 eMode power FET
- 12-40V eMode power FET
- 650V dMode power FET
- 12-40V dMode power FET
- 2-DEG & SiCr resistors
- Gate capacitors
- MIM / hybrid capacitors
- Over 20 devices developed


D
S

Circuit Development / Library

- Logic gates and latch
- Linear regulators
- Comparators
- Voltage sensors
- Charge pump
- Bootstrap circuits
- Level-shifters
- Protection circuits
- Over 200 circuits developed



Characterization and Verification

- Dedicated and automated characterization stations (wafer level, package)
- Safe Operating Area (SOA)
- Layout Design Rule Checker (DRC)
- Layout Versus Schematic (LVS)
- Layout Parasitic Extraction and simulation tool (LPE)
- Over 1Mu characterized



Models and Simulation

- Device and circuit models with <5% accuracy
- Ultra-fast system simulations (Simplis)
- Accurate and fast device, circuit and system models cut design time from weeks to days and reduce design cycles by 50-75%


Measurement vs Simulation
Fully integrated Circuit Modelling

© Navitas Semiconductor 2021

10

Capital Efficient And Highly Scalable GaN IC Manufacturing Uses Low-cost Silicon Manufacturing Tools

Navitas





AIXTRON

Veeco



tsmc





Amkor Technology

Greatek

GaN Epi Wafer
Si Substrate + Standard MOCVD reactors

- Multi-sourced reactors
- 6-9 month lead-time for new reactors
- $2-3M cost each for up to100Mu/yr each
- Highly scalable and capital efficient

Wafer Fab
Standard Silicon fabs

- Standard old, low-cost Si fabs can be utilized
- Existing fab: TSMC Fab 2 (6", 0.35μm)
- Much less Si demand for these older fabs
- Many low-cost Si fabs available

Assembly & Test
Standard QFN package & auto testers

- Standard QFN assembly & auto test
- Multiple suppliers approved
- Installed capacity >10Bu / year
- Highly scalable and capital efficient

Flexible, low-cost, multi-sourced and capital-efficient GaN supply chain offers customers short 6-12 week lead-times with significant capacity upside

© Navitas Semiconductor 2021

11

GaN: An Expansive Market Opportunity

Navitas



Application Power
1MW+
100kW
10kW
1kW
100W
10W
Device Voltage (V)
30V
100V
300V
600V
>1,200V
EV Inverters
EV On-board Chargers & DC/DC Converters
Wind Turbines
Utility
Solar String Inverters
Traction
5G Base Station
GaN (Lateral)
$13.1B+ Market Opportunity(1)
Solar Microinverters
Industrial Motors, Welders, UPS
Server Power
LED Lighting
TV, Game System
All-in-One PC
5G Pico Cell
Si (Vertical)
Mobile Wireless Power
Laptop Adapters
SiC (Vertical)
Low-Voltage DC/DC Converters
Smart Home
Smartphone, Tablet Chargers

GaN vs. SiC Comparison

	GaN	SiC
Device Structure	Lateral	Vertical
Circuit Integration	Yes (Power + Analog)	No
Switching Frequency	Highest (200 kHz – 2 MHz)	Medium (100 – 300 kHz)
Cost	Si substrate (very low cost)	SiC substrate (10x cost vs Si)
Thermal performance	Same as Silicon (1.3 W/cmK)	Highest (3.8 W/cmK)

We Believe GaN ICs Will Displace A Significant Portion Of the Legacy Silicon-Based Power Semi Market From 80V To 1,000V And From 10W To Up To 100kW

© Navitas Semiconductor 2021

(1) GaN IC potential market based on voltage rating of 80V – 1,000V derived from Yole Développement. Status of the Power Electronic Industry 2020. Reflects estimated GaN market opportunity for power semiconductors by 2026.

12

GaN is Positioned To Be The Future Of Mobile Charging Fast Mobile Universal Larger Mobile Screens And Batteries Need More Power Up to 3x more power Half the size and weight One charger for ALL your devices Up to 3x faster charging of traditional chargers One and Done!! (1) Screen Size and Battery Size Continue to Increase 250 6,000 5,000 200 4,000 150 3,000 (2) 100 65W Multi-Port GaN Charger 2,000 50 1,000 3 Silicon Chargers 1 GaN Charger 0 0 Release Year (3) Over $2.5B GaN IC opportunity • 2.5Bu per year of mobile wall chargers shipped − Phone, tablet, laptop and after-market 3x smaller, 3x lighter, • Over $1 of GaN content per charger and increasing over time and less expensive Mobile is Moving to GaN Fast Chargers, Creating a Multi-Billion Dollar GaN IC Opportunity (1) Includes Huawei, Xiaomi, OPPO, OnePlus, RealMe, Samsung, Apple and Google. © Navitas Semiconductor 2021 13 (2) Based on Navitas measurements of select GaN-based mobile wall chargers compared to Si-based chargers with similar output power. (3) Based on estimates from IDC PC Tracker, USB-C research, Yole Research and Navitas estimates. Screen Size (cm2) Battery Size (mAhr)GaN is Positioned To Be The Future Of Mobile Charging Fast Mobile Universal Larger Mobile Screens And Batteries Need More Power Up to 3x more power Half the size and weight One charger for ALL your devices Up to 3x faster charging of traditional chargers One and Done!! (1) Screen Size and Battery Size Continue to Increase 250 6,000 5,000 200 4,000 150 3,000 (2) 100 65W Multi-Port GaN Charger 2,000 50 1,000 3 Silicon Chargers 1 GaN Charger 0 0 Release Year (3) Over $2.5B GaN IC opportunity • 2.5Bu per year of mobile wall chargers shipped − Phone, tablet, laptop and after-market 3x smaller, 3x lighter, • Over $1 of GaN content per charger and increasing over time and less expensive Mobile is Moving to GaN Fast Chargers, Creating a Multi-Billion Dollar GaN IC Opportunity (1) Includes Huawei, Xiaomi, OPPO, OnePlus, RealMe, Samsung, Apple and Google. © Navitas Semiconductor 2021 13 (2) Based on Navitas measurements of select GaN-based mobile wall chargers compared to Si-based chargers with similar output power. (3) Based on estimates from IDC PC Tracker, USB-C research, Yole Research and Navitas estimates. Screen Size (cm2) Battery Size (mAhr)

Leading Customers Adopting Navitas GaN Tier 1 OEMs Aftermarket Examples 150+ 135+ 90%+ 20M+ Zero GaN Chargers GaN Chargers In Mobile OEMs Designing (1) In Development GaN ICs Shipped GaN Field Failures Mass Production With Navitas GaN ICs (MP 2021-2022) Note: Metrics as of May 2021. © Navitas Semiconductor 2021 14 (1) Based on no customer-reported consumer failures for production shipments through May 2021.Leading Customers Adopting Navitas GaN Tier 1 OEMs Aftermarket Examples 150+ 135+ 90%+ 20M+ Zero GaN Chargers GaN Chargers In Mobile OEMs Designing (1) In Development GaN ICs Shipped GaN Field Failures Mass Production With Navitas GaN ICs (MP 2021-2022) Note: Metrics as of May 2021. © Navitas Semiconductor 2021 14 (1) Based on no customer-reported consumer failures for production shipments through May 2021.

GaN Power IC Chargers in Mass Production

Navitas

Production GaN Chargers[1]


Chargers in Mass Production [1]
Navitas
GaN Discrete eMode
GaN Discrete / MCM dMode
GaN Power IC

GaN IC Wins vs. Competitors[2]


14%
Won vs. GaN Discrete eMode
19%
vs. GaN Discrete / MCM dMode
67%
vs. Silicon

OEM Charger Power[3]


In-Box
Accessory
Platform Announcement
120
100
80
60
40
20
0
Si
Si
Si
Si
Si
GaN
GaN
Si
GaN
GaN
GaN
GaN
GaN
GaN
GaN
?
?
GaN
?
Google
Apple
Samsung
Xiaomi
Vivo
Samsung
OPPO
Huawei
Xiaomi
Oppo
Lenovo
RealMe
Huawei
Xiaomi
Lenovo
Xiaomi
Samsung
OPPO
Vivo

(1) Estimated based on known Navitas designs released to mass production, other GaN designs based on tear-downs published on www.Chongdiantou.com and other publicly available information.
(2) Navitas estimate based on primary competing proposed solutions identified during the customer design process.
(3) Navitas survey of public information March '21.

© Navitas Semiconductor 2021

15

Broad Adoption Of GaN In Consumer Electronics

Navitas

Devices need higher power in smaller, slimmer sizes
- Ultra-thin LED TVs
- Gaming systems
- All-in-one PCs
- Smart home

GaN ICs make it possible
- Up to 3x higher power density in the same form factor
- 3x smaller and lighter
- Up to 40% energy savings



Silicon Adapter(1)		**GaN Adapter**(1)
	150W	 *>65% Smaller, Lighter, Thinner*
3" x 5" x 1.5"		2.75" x 1.9" x 0.5"

Lead opportunities in late-stage development (2021 Launch)(2)
- Awarded Tier 1 LED TV to launch this year
- Awarded in-box Tier 1 All-in-one PC to launch this year

Four diverse applications drive $2B/year opportunity(3)
- Over 600Mu systems/yr across TV, desktop, game systems & smart home
- Over $3 of potential GaN content / system → $2B+ per year opportunity

GaN Is The Answer As Consumers Demand More Power And Smaller Form Factors

© Navitas Semiconductor 2021

(1) Based on Navitas measurements comparing typical 150W 65 kHz Si-based AC/DC power adapter to 150W 1MHz GaN-based power adapter prototype.
(2) Based on information provided to management by potential customers.
(3) Based on estimates from Gartner, Pulsenews, WitsView, Statista and Navitas estimates.

16

GaN ICs Can Potentially Displace A $13B Market

Navitas

GaN Opportunity Within Total Power Semiconductor TAM(1,2) | **GaN Power Semiconductor TAM(2)**



GaN
Other
$13.1B
6% CAGR
$9.0B
117% CAGR
$2.1B(3)
$20M
2020
2026
GaN
% Market Penetration
0.3%
15.9%
$2.1B(3)
Other
$724M
EV / eMobility
$189M
Renewables / Solar
$139M
Enterprise
$293M
Consumer
$575M
Mobile
2026

(1) GaN IC potential market based on voltage rating of 80V – 1,000V derived from Yole Développement, Status of the Power Electronic Industry 2020.
(2) IHS SiC GaN Power Semiconductors Report 2020, Yole Power Devices Summary – 2019-25, expert interviews.
(3) Reflects midpoint of forecasted 2026 market size range of $1.6 billion to $2.6 billion.

© Navitas Semiconductor 2021

17

GaN ICs Could Save Data Centers $1.9B/Yr In Electricity(1)

Navitas

44% of Data Center costs related to power (electricity, power & cooling)

- We estimate GaN ICs can reduce electricity use by up to 10%[2]
- Across all data centers, we estimate this could save >15 TWh or $1.9B in annual electricity costs (1-year ROI of 6x)[1]

GaN ICs deliver 2x improvement in power density

- Smaller footprint for power enables bigger footprint for data processing

Navitas already engaged with top data center suppliers

- Same power supply customers for mobile / consumer also serve data centers
- Over 13Mu servers / year with >$75 GaN content = ~$1B+ / year GaN opportunity[4]
- Cryptocurrency mining can utilize similar GaN ICs to cut cost of electricity and drive additional market upside

Typical TCO Structure of a Data Center[3]



18%
6%
20%
56%
Power Engineering
Cooling Equipment
Electricity
Other

Silicon Power Supply



325 x 107 x 41 mm
2.2 W/cc

3,200W

GaN Power Supply[5]

- 2x higher power density
- 38% reduction in energy loss



210 x 81 x 43 mm
4.4 W/cc

Data Center Power Delivery[2]



Existing Data Center
75% Efficiency
Grid Power
Silicon
AC-48V 95%
Silicon
48V-12V 97%
Silicon
12V-1V 88%
93%
Data Processing
GaN-Based Data Center
84% Efficiency
Grid Power
GaNFast
AC-48V 97%
GaNFast
48V-3V 96%
99%
Data Processing
3V-1V 91%

(1) Navitas estimate based on a) Navitas server/datacom forecast & AAAS data, b) $0.12/kWhr, c) Si vs. GaN $/W and d) data center loading profile.
(2) Navitas estimated based on known existing Si-based solutions to deliver >500A next-generation data processors to Navitas targets for new GaN-based AC/DC and DC/DC for these same next-generation data processors.
(3) Schneider Electric. White Paper – Determining Total Cost of Ownership for Data Center and Network Room Infrastructure.
(4) Based on IDC Worldwide Quarterly Server Tracker and Navitas analysis.
(5) Navitas measurements based on existing Si-based 3.2kW AC/DC server power supply to a 1 MHz GaN-based 3.2kW AC/DC prototype.

© Navitas Semiconductor 2021

18

GaN Is Positioned For The Future Of Solar

Navitas

Solar energy adoption is driven by $ per watt

- Solar adoption driven by reducing hardware costs, increasing energy savings
- GaN ICs reduce solar inverter costs while increasing energy savings
- Typical solar payback is in range of 8 years[(1)]

GaN ICs can improve solar payback by 10% or more

- GaN ICs shrink passive & mechanical size, weight & cost by 50%
  - Enabling a 25%+ cost reduction of solar inverters[(2)]
- GaN ICs deliver 40% energy savings in solar inverters[(2)]



$ Lower Inverter Cost(3)
$0.100/W
25%+ Savings
$0.075/W
Silicon
GaN



Less Inverter Power Dissipation(3)
158 W
40%+ Energy Savings
94 W
Silicon
GaN



GaNFast™
Micro-inverters Opportunity
GaNFast™
Energy Storage Opportunity

Power is converted from DC low-voltage solar panels to AC high-voltage to power your home or the power grid and to high-voltage DC stored in a battery (energy storage).

$500M opportunity in development with lead solar customer

- Leading solar player expected to adopt GaN IC in next-generation inverters and storage
- Over $500M GaN IC revenue opportunity between 2023 – 2030

Total residential solar GaN IC opportunity > $1B / Year[(4)]

- $5-10M GaN IC sales potential per MW solar installation

© Navitas Semiconductor 2021

(1) EnergySage Solar Marketplace, 2020.

(2) Navitas estimate versus Si-based inverters assuming GaN-based inverter enables 40% reduced power loss and 25% lower inverter costs for a typical 6.2kW residential solar installation.

(3) Navitas estimate based on 6.2 kW residential installation with silicon inverter at 97.5% efficiency and GaN invertor at 98.5% efficiency.

(4) Based on MarketsandMarkets Micro-Inverter Market report and Navitas analysis.

19

GaN Is Positioned For The Future Of Electric Vehicles

Navitas

EV demands faster charging and extended range

- Existing silicon on-board chargers are SLOW (up to ten hours for full charge)
- Range anxiety is #1 limitation for EV adoption[1]
- Battery is the #1 cost driver for EV[2]

GaN ICs deliver fast charging and extended range

- 3x faster charging with similar size and weight
- 70% energy savings in power electronics enables 5% extended driving range or 5% lower battery costs[3]



Faster Charge Time[4]
11.3 hrs
60% Faster
4.7 hrs
Less Inverter Power Dissipation
10.5 kW
70%+ Energy Savings
3.0 kW
Lower Battery Cost
$10.0K
5% Less
$9.5K
Longer Driving Range
242 mi
5% More
230 mi
Silicon
GaN



GaNFast™
DC/DC Opportunity
LV Battery
HV Battery
GaNFast™
On-Board Charger Opportunity
Traction Drive

$400M opportunity in development with lead 1st EV customer

- Leading EV supplier to adopt GaN IC in next-generation 20kW on-board charger
- Over $400M revenue opportunity between 2025 - 2030

Total EV opportunity for GaN IC > $2.5B / Year[5]

- Over 50Mu per year of EV production projected by 2030
- Over $50 of potential GaN IC content per EV → >$2.5B per year GaN IC opportunity
- Additional upside markets include eBike, eScooter, eMotor Bike, etc.

Note: Assumes 150 kW traction inverter, 100 kWh battery, $100/kWh battery cost and typical 230 mile range.

(1) Volvo Reports: The State of Electric Vehicles in America, February 2019.
(2) McKinsey. Making Electric Vehicles Profitable. March 2019.
(3) Navitas estimate based on discussions with major suppliers of power electronics to the electric vehicle industry.
(4) Illustrative comparison of 6.6 kW silicon on-board charger versus 21 kW GaN on-board charger assuming a 90 kWh battery and 80A wall charge limit.
(5) Based on BCG Research, Yole Research and Navitas analysis.

© Navitas Semiconductor 2021

20

GaN Addresses 10% of Net Zero CO_2 Challenge

Navitas

GaN Efficiency Reduces Emissions

IRENA

Transforming Energy Roadmap Target 2050

26 Gt[1]

CO_2 reduction



Renewable electricity
Improved efficiency and demand reduction
Non-addressable
4.6%
40.4%
5.4%
18.6%
31.0%(2)
1.2 Gt(3)
1.4 Gt(4)

GaN addresses **2.6 Gt** CO_2 reduction annually

...and Accelerates Adoption of Clean Technology

- Electricity demand is projected to **double** from **21 PWh** to **42 PWh**[5]
- **GaN is more efficient** than Si at converting energy
- Increasing efficiency **reduces emissions**

Electricity Impact

- Global demand for electricity projected to be **~42 PWh**[5] by 2050
- GaN improves electricity efficiency by **5%**[6]

Carbon Impact

- GaN addresses **33 Gt**[7] **of CO_2** cumulatively through 2050

Total potential energy efficiency savings [8]

~$120B

Navitas Seeks To Provide Climate Change Solutions

Source: Company information, DNV GL, EPA, IEA, International Renewable Energy Agency (IRENA)
(1) Assumes Transforming Energy Scenario from IRENA's Reaching Zero with Renewables report.
(2) Non-addressable segment includes use of renewable heat and biomass, synthetic fuels / feedstocks and carbon dioxide removal measures.
(3) Assumes 58.9% renewable electricity emissions reduction attributable to non-solar generation and 25% GaN share of Si replacement.
(4) Assumes 10% demand reduction, 50% efficiency improvement and 50% GaN share of Si replacement.
(5) Projected growth from 2015 to 2050 from IRENA's Global Energy Transformation: A Roadmap to 2050 report (p40).
(6) Assumes Si efficiency of 87.5% and GaN efficiency of 92.5%.
(7) Assumes a constant adoption ramp between 2025 and 2050.
(8) Derived from demand and energy efficiency CO_2 reduction of 1.4 Gt; assumes a $0.12 / kWh cost of electricity and a carbon to energy ratio of 0.00071 tons / kWh, aligned with the EPA's marginal emission rate.

© Navitas Semiconductor 2021

21

Diversified End Markets Drive Projected 94% Revenue CAGR

($ in mm)

Diversified end markets

- **Mobile** includes phone, tablet and laptop, providing solid foundation and high growth base to validate technology and drive economy of scale
- **Consumer** growth driven by increasing GaN adoption across the TV, all-in-one PC, smart home and game system sub segments
- **Enterprise** expected to ramp quickly to drive significant electricity and energy savings for data centers and 5G base stations
- **Renewables / Solar** primarily driven by residential micro inverter, PV inverter and storage
- **EV / eMobility** growth is expected to be driven predominantly by on-board chargers for EV

Projected 94% 6-year CAGR

- ✓ Significant near-term visibility from design wins in production or committed to production
- ✓ Committed manufacturing capacity in excess of forecasts
- ✓ Short lead times can potentially accelerate GaN adoption



$12
$27
$69
$182
$308
$454
$640
2020
2021
2022
2023
2024
2025
2026
Other(1)
EV / eMobility
Renewables / Solar
Enterprise
Consumer
Mobile

Source: Company projections.
(1) Reflects additional end-market opportunities for industrial and other applications.

© Navitas Semiconductor 2021

22

Strong Revenue Visibility and Customer Pipeline Positions Navitas For Long-Term Growth

Navitas

($ in mm)

Notable Announced Customers

amazon

DELL

Lenovo

LG

oppo

xiaomi



Awarded(1)
Qualified Opportunities(2)
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Q4'22
$12
$27
$69

Diverse, High-Quality Opportunities	✓ Leading phone, tablet, notebook & aftermarket suppliers are designing GaN chargers with Navitas ✓ Leading EV suppliers developing next-gen on-board charger with Navitas GaN ICs ✓ Leading renewable suppliers developing next-gen solar inverter with Navitas GaN ICs ✓ Leading enterprise suppliers developing next-gen data center with Navitas GaN ICs ✓ Leading all-in-one PC and LED TV suppliers developing next-gen integrated power supply with Navitas GaN ICs

(1) Based on design wins in production or committed to production.
(2) Based on Navitas assumptions concerning future demand from potential opportunities evaluated with new and existing customers.

© Navitas Semiconductor 2021

23

Summary Historical Financials and Projections

Navitas

Gross margin (%)

Fast transition to new generation of products is driving 20%+ YoY cost reductions in 2021.



31%
44%
Q1' 21
46%
50%
51%
53%
55%
55%
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026



46%
4%
2%
2%
1%
55%
FY2021 gross margin
New Generations
Add'l Integration
Supply chain optimization
Volume Pricing (Net ASP)
FY2026 gross margin

EBITDA ($mm)



(146%)
(84%)
(28%)
7%
16%
22%
25%
($17)
($23)
($19)
$12
$50
$102
$162
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

Fabless Model - Capital expenditure ($mm)



0.2%
3.9%
7.4%
3.8%
3.6%
2.8%
2.9%
$0.0
$1.1
$5.1
$6.9
$11.1
$12.6
$18.7
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026

#% % of Revenue

© Navitas Semiconductor 2021

24

Transaction Summary

Navitas

Transaction Overview

- Total purchase price of $950mm
  - Implied purchase multiple of 5.2x 2023E revenue
  - Purchase multiple assumes 2023E revenue of ~$182.4mm
- Transaction will be funded by $145mm PIPE, Live Oak Acquisition Corp. II cash in trust of $253mm[1] and issuance of common stock to existing Navitas investors
  - Total cash proceeds of $398mm[1] for the transaction
  - Net cash proceeds to Navitas balance sheet to accelerate and fund future growth initiatives
- Navitas existing shareholders and management are rolling 100% of their equity into the transaction
- LOKB Sponsor to defer 20% of sponsor promote into an earnout which can be earned in three equal installments at $12.50, $17.00, and $20.00 a share[2]
- Navitas pre-closing shareholders and equity incentive award holders will receive 10.0mm new additional shares in the form of an earnout achieved in three equal installments at $12.50, $17.00, and $20.00 a share[2]
- Remaining 80% of LOKB Sponsor common shares and Navitas management common shares also subject to lock-up restrictions
  - Equal amounts subject to one-, two- and three-year lock-ups, respectively[3]

Pro Forma Valuation ($mm, except per share data)

Total shares outstanding[2]	139.9
Price per share	$10.00
Equity value	**$1,399**
Less: net cash	($357)[4]
Total enterprise value	**$1,042**
TEV / 2023E revenue	**5.7x**

Cash Sources and Uses ($mm)

SOURCES OF CASH	
Live Oak II cash-in-trust[1]	$253
Navitas shareholder equity rollover	$950
PIPE shareholders	$145
Total Sources of Cash	**$1,348**

USES OF CASH	
Navitas shareholder equity rollover	$950
Cash to balance sheet	$357
Deal expenses	$41
Total Uses of Cash	**$1,348**

Pro Forma Illustrative Ownership Breakdown[5]


PIPE Investors
10.4%
LOKB Sponsor
3.6%
Live Oak II Shareholders
18.1%
100% Existing
Investor Rollover
67.9%
ATLANTIC BRIDGE
C>PRICORN

(1) Assumes no Live Oak Acquisition Corp. II stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.
(2) Pro forma share count includes 95.0mm seller rollover shares, 25.3mm Live Oak II SPAC shares, 14.5mm PIPE investor shares and 5.1mm Live Oak II Sponsor shares. Excludes the impact of 10.0mm Seller earnout shares and 1.3mm Sponsor promote shares vesting evenly at $12.50, $17.00 and $20.00.
(3) Equal amounts of the Sponsor Non-Earnout Shares will be subject to one-, two- and three-year lock-ups, respectively, provided that if the reported closing price of the combined company's Class A common stock equals or exceeds $12.00, $17.00 or $20.00 per share, respectively, (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after Closing, then such shares will only be subject to early release of the lock-up restrictions after six months, one or two years following Closing, respectively.
(4) $357mm net cash excludes company's existing net cash of $26mm.
(5) Excludes the impact of 4.7mm private warrants and 8.3mm public warrants.

© Navitas Semiconductor 2021

25

Valuation Summary

Navitas

- Trading multiples based on power semiconductor comparable players[1] at 9.0x – 13.0x 2022E projected revenue. We apply the **2023 projected revenue metric** and discount at a 20% rate
- For reference, recent early stage / high growth semiconductor deSPACs[2] are trading at a median of 6.2x 2023 projected revenue and recent LiDAR deSPACs[3] are trading at median of 18.0x 2023 projected revenue



Implied enterprise value based on comparable companies ($bn)
Transaction value ($bn)
$2.4
$1.6
$2.0
$1.4
$1.04
5.7x 2023E Projected Revenue
(2.3x 2025E Projected Revenue)
61% Upside
94% Upside
9.0x – 13.0x 2023E Projected Revenue(4)
Discount rate: 20%
Implied future enterprise value
Implied current enterprise value
Proposed transaction enterprise value

(1) Comparable power semiconductor companies include Monolithic Power Systems, Cree Inc., Power Integrations, Texas Instruments, and Analog Devices.
(2) Semiconductor DeSPACs include Indie and Achronix.
(3) LiDAR DeSPACs include Aeva, Aeye, Innoviz Technologies, Luminar, Ouster and Velodyne Lidar.
(4) 2023E projected revenue ~$182mm.
Source: company filings, FactSet.

© Navitas Semiconductor 2021

26

Upcoming News Flow and Investor Relations Event Timing Notes Live Oak is the Preferred • 150 products currently in development Mer New ger Pr oPar duct A tnn er nouncements Throughout 2021 • Follow Navitas on LinkedIn to check our progress as our customers announce their new product lineups TSMC Technology Symposium 2021 June 1 https://www.youtube.com/watch?v=ju5SEFTISfw Sell-Side Research Analyst Day & Product Demos June 22 San Francisco Fireside Chat with Management June 30 Hosted by Oppenheimer & Co Deep Dive into GaN Technology July - TBD Hosted by Navitas CTO, Dan Kinzer Introduction to Navitas for ESG Dedicated Investors July - TBD Hosted by Jefferies Buy-side Investor Event & Product Demos July 26 New York Navitas 2Q Update July – TBD Oppenheimer Technology Conference August 10-11 Virtual Jefferies Technology Conference August 31 – September 1 Virtual Deutsche Bank Technology Conference September 9 TBD Expected Close of Business Combination Late Q3 Navitas 3Q Earnings Report October - TBD © Navitas Semiconductor 2021 27Upcoming News Flow and Investor Relations Event Timing Notes Live Oak is the Preferred • 150 products currently in development Mer New ger Pr oPar duct A tnn er nouncements Throughout 2021 • Follow Navitas on LinkedIn to check our progress as our customers announce their new product lineups TSMC Technology Symposium 2021 June 1 https://www.youtube.com/watch?v=ju5SEFTISfw Sell-Side Research Analyst Day & Product Demos June 22 San Francisco Fireside Chat with Management June 30 Hosted by Oppenheimer & Co Deep Dive into GaN Technology July - TBD Hosted by Navitas CTO, Dan Kinzer Introduction to Navitas for ESG Dedicated Investors July - TBD Hosted by Jefferies Buy-side Investor Event & Product Demos July 26 New York Navitas 2Q Update July – TBD Oppenheimer Technology Conference August 10-11 Virtual Jefferies Technology Conference August 31 – September 1 Virtual Deutsche Bank Technology Conference September 9 TBD Expected Close of Business Combination Late Q3 Navitas 3Q Earnings Report October - TBD © Navitas Semiconductor 2021 27

Q & A 28Q & A 28

Thank You 29Thank You 29